UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 27, 2025

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive

Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 27, 2025, Advanced Micro Devices, Inc. (“AMD”) completed the previously announced sale of ZT Group Int’l, Inc. (“ZT”) pursuant to the Equity Purchase Agreement (the “Purchase Agreement”) dated as of May 18, 2025, by and among AMD, ZT, AMD Design, LLC, a wholly owned subsidiary of AMD (the “Seller”), and Sanmina Corporation (“Sanmina”). Pursuant to the Purchase Agreement, the Seller has sold all of the equity interests of ZT to Sanmina (the “Equity Sale”).

The following events took place in connection with the completion of the Equity Sale.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, pursuant to the terms of the Purchase Agreement, Sanmina (a) issued to the Seller 1,151,052 shares of Sanmina common stock, and (b) paid, or will cause to be paid, to the Seller $2.4 billion in cash, subject to certain purchase price adjustments (collectively, the “Closing Consideration”). In addition, pursuant to the terms of the Purchase Agreement, the Seller is eligible to receive additional consideration of up to $450 million of cash to the extent certain conditions are met following the closing of the Equity Sale (the “Contingent Consideration”).

The foregoing description of the Equity Sale and the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by AMD on May 19, 2025 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 27, 2025, AMD issued a press release announcing the completion of the Equity Sale, described above in Item 2.01. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act, if such subsequent filing specifically references such information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Equity Purchase Agreement dated as of May 18, 2025, by and among Advanced Micro Devices, Inc., AMD Design, LLC, ZT Group Int’l, Inc. and Sanmina Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by AMD with the Securities and Exchange Commission on May 19, 2025).

99.1	Press Release, dated October 27, 2025.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. AMD hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2025	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Jean Hu
	Name:	Jean Hu
	Title:	Executive Vice President, Chief Financial Officer & Treasurer